EXHIBIT 10.13

THIS DEBENTURE AND THE SHARES OF COMMON STOCK UNDERLYING THIS DEBENTURE HAVE NOT
    BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR
  HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL,
    SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS
                                   AVAILABLE.



                              BLUEGATE CORPORATION

                            10% CONVERTIBLE DEBENTURE
                              DUE NOVEMBER 1, 2005



No. 1                                                              $100,000.00


     FOR VALUE RECEIVED, Bluegate Corporation, a Nevada corporation (the "Company"), promises to pay to Platinum Partners Global Macro Fund, LP, whose address is 152 West 57th Street, 54th Floor, New York, NY 10013, or registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) in lawful money of the United States of America on or before the Maturity Date as defined herein, with all Interest thereon as defined and specified herein.

     1. INTEREST. This Debenture shall bear interest ("Interest") at the rate of ten percent (10%) per annum from the Issue Date through the Maturity Date. The Company shall pay such Interest in cash on the Maturity Date.

     2. PRE-PAYMENTS AND MATURITY DATE. This Debenture shall be due and payable in full, including all accrued Interest thereon, on November 1, 2005 ("Maturity Date"). The Company may prepay this Debenture at any time after issuance without penalty.

     3.     [INTENTIONALLY OMITTED.]

     4.     CONVERSION OF DEBENTURE.

     4.1 Conversion Price. This Debenture is convertible, at the option of the Holder, into shares ("Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), at any time after the Issue Date and prior to the close of business on the business day prior to the Maturity Date or conversion date, as the case may be. The conversion price for the conversion (the "Conversion Price") will be equal to $.50 per share, subject to adjustment as provided in Subsection 4.2, and the number of Shares to which the Holder shall be entitled shall be determined by dividing the then outstanding principal amount of and interest on this Debenture by the Conversion Price then in effect.

     4.2 Adjustment Based Upon Stock Dividends, or Combination of Shares. The Conversion Price shall each be adjusted in the manner described in the remainder of this Subsection 4.2. If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding Shares shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

     4.3 Adjustment Based Upon Merger, Consolidation or Recapitalization. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and which does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person, firm, or corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 4.2 immediately above), the Holder shall have the right to convert this Debenture into the kind and amount of securities and property (including cash) receivable upon such consolidation, merger, sale, or conveyance, reorganization or reclassification by a holder of the number of Shares into which such Debenture might have been converted immediately prior thereto.

     4.4 Exercise of Conversion Privilege. The conversion privilege provided for herein shall be exercisable by the Holder by written notice to the Company or its successor and the surrender of this Debenture in exchange for the number of shares (or other securities and property, including cash, in the event of an adjustment of the Conversion Price) into which this Debenture is convertible based upon the Conversion Price. Conversion rights will expire at the close of business on the business day prior to the Maturity Date.

     4.5 Corporate Status of Common Stock to be Issued. All Common Stock (or other securities in the event of an adjustment of the Conversion Price), which may be issued upon the conversion of this Debenture, shall upon issuance be fully paid and non-assessable.

     4.6 Issuance of Certificate. Upon the conversion of this Debenture, the Company shall in due course issue to the Holder a certificate or certificates representing the number of Shares (or other securities in the event of an adjustment of the Conversion Price) to which the conversion relates.

     4.7 Fractional Shares. No fractional Shares will be issued. In lieu thereof, the Company will pay cash for fractional Share amounts equal to the closing sale price of the Common Stock on the date of conversion, determined as follows:

          4.7.1 If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of conversion of this Debenture, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

          4.7.2 If the Common Stock is not listed or admitted to unlisted trading privileges, the current value shall be the last reported sale price or the mean of the last bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System on the Nasdaq Small-Cap Market, Nasdaq National Market System or OTC Bulletin Board (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc. or other reporting system for the public market in which the Common Stock trades) on the last business day prior to the date of the conversion of this Debenture; or

          4.7.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and prices are not reported on NASDAQ, the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     4.8 Automatic Conversion. If prior to the Maturity Date a registration statement covering the resale of the Shares to be issued to the Holder upon conversion of this Debenture shall be declared effective by the Securities and Exchange Commission (the "Commission"), then this Debenture shall fully, automatically and without any action on the part of the Holder, convert into Shares. The conversion price for any automatic conversion under this Subsection
4.8 shall be the Conversion Price then in effect as theretofore adjusted as provided in Subsection 4.2, and the number of Shares to which the Holder shall be entitled shall be determined by dividing the then outstanding principal amount of and interest on this Debenture by the Conversion Price then in effect.

     5. STATUS OF HOLDER OF DEBENTURE. This Debenture shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Debenture or the securities issuable upon the conversion hereof unless and until this Debenture shall be converted. Upon the conversion of this Debenture, the Holder shall, to the extent permitted by law, be deemed to be the holder of record of the Shares issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such Shares shall not then be actually delivered. Immediately upon the conversion of this Debenture, the rights of Holder under this Debenture shall cease except with regard to the right to receive the Shares issuable upon conversion. As promptly as practicable after either the conversion of this Debenture, Holder shall surrender this Debenture marked "Cancelled."

     6.     RESERVE  OF SHARES.  The Company shall reserve out of its authorized
Shares (and other securities in the event of an adjustment of the Conversion Price) a number of shares sufficient to enable it to comply with its obligation to issue Shares (and other securities in the event of an adjustment of the Conversion Price) upon the conversion of this Debenture.

     7.     REGISTRATION RIGHTS.

     7.1 The Holder of this Debenture shall have the right to join with the Company to register the Common Stock underlying the Debenture or any warrant to purchase Common Stock issued in connection herewith ("Underlying Common Stock") in any Registration Statement under the Securities Act of 1933 (the "Act") filed by the Company with the Commission, which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a Registration Statement under the Securities Act of 1933 (the "Act") is not applicable to a Registration Statement filed by the Company with the Commission on Form S-4, S-8, or any other form not registering a public offering of equity securities for cash. If, at any time, the Company proposes to file a Registration Statement as described above with the Commission, it shall, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder and its designees at their addresses appearing on the records of the Company and shall offer to include in any such filing any proposed disposition of the Underlying Common Stock. Within fifteen (15) days of receipt of the Company's notice of filing, the owners of the Underlying Common Stock may request registration of the Underlying Common Stock pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and the Company shall use its best efforts to cause all Underlying Common Stock, as to which registration shall have been so requested, to be included in the securities to be covered by the Registration Statement, all to the extent requisite to permit the sale or other disposition by the undersigned of the Underlying Common Stock requested to be so registered; provided, however, that:

          (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the Registration Statement, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the undersigned, and thereupon the Company shall be relieved of its obligation to register any Underlying Common Stock in connection with such registration;

          (ii) If such registration involves an underwritten offering, the undersigned must sell its Underlying Common Stock to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except as otherwise agreed to by the Company in writing); and

          (iii) The Company shall be obligated to keep the Registration Statement effective only for nine months after its initial effective date.

     The Company shall supply said owner(s) with copies of such Registration Statement, and of the prospectus included therein, in such quantities as may be reasonably necessary for the purpose of the proposed disposition. The Company will pay all registration expenses in connection with the registration pursuant to this Subsection. Such reasonable expenses will include all registration of filing fees, printing expenses and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants, the fees and expenses associated with any required filing with the National Association of Dealers, Inc. ("NASD"). The Company is not required to pay any fees or expenses of Holder, placement agents or legal counsel of the Holder or placement agent, or accountant or any other advisors, including any transfer taxes, underwriting, brokerage or other discounts and commissions and finder's or similar fees payable with respect to the Common Stock registered in the Registration Statement.

     7.2 The number of Underlying Common Stock to be included in an underwritten offering may be reduced, pro rata among all the Company's stockholders selling shares in the offering, in a ratio equal to the respective amounts of shares proposed to be sold by such stockholders, if and to the extent that the managing underwriter shall advise the undersigned and the Company by letter of its belief that the number of securities requested to be registered exceeds the number that can be sold in (or during the term of) such offering without adversely affecting the marketing of the securities to be sold by the Company.

     7.3 Each Holder shall pay all costs and expenses incurred by such Holder, including all transfer taxes, underwriting, brokerage and other discounts and commissions and finder's and similar fees payable with respect to the Underlying Common Stock registered pursuant to this Section 7. To the extent any registration expenses are incurred, assumed or paid by any Holder or any placement or sales agent therefor or underwriter thereof with the Company's prior consent, the Company shall reimburse such person for the full amount of the registration expenses so incurred, assumed or paid within a reasonable time after receipt of a written request for the same. Any registration expenses submitted by any Holder, placement agent, sales agent or underwriter on behalf of any such person for payment by the Company shall be itemized in detail and contain clear and accurate receipts of all expenditures made by such parties.

     7.4 (a) The Company shall protect, indemnify and hold the Holder, and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by the Company of any rule or regulation promulgated under Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable in the case of (i) and
(ii) above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitled to indemnification in writing specifically for use in the Registration Statement or prospectus, or information contained in a writing that has been expressly approved by a person otherwise entitled to indemnification.

          (b) The Holder shall protect, indemnify and hold the Company and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by the Holder of any rule or regulation promulgated under the Act applicable to the Holder and relating to action or inaction by the Holder in connection with any such registration; provided, however, that the Holder shall be liable in the case of
(i) and (ii) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Holder in writing specifically for use in the Registration Statement or prospectus, or information contained in a writing that has been expressly approved by the Holder.

          (c) Promptly after receipt by an indemnified party under this Subsection 7.4 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Subsection 7.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be subject to any liability for any settlement made without consent, which shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

     8. DEFAULT. The Company shall perform its obligations and covenants hereunder and in each and every other agreement between the Company and Holder pertaining to the Indebtedness evidenced hereby. The following provisions shall apply upon failure of the Company so to perform.

          8.1 Event of Default. Any of the following events shall constitute an "Event of Default" hereunder:

               8.1.1 Failure by the Company to pay principal of any of the Debenture when due and payable on the Maturity Date;

               8.1.2 Failure of the Company to pay Interest when due hereunder, which failure continues for a period of thirty (30) days after the due date of the amount involved; or

               8.1.3 Failure of the Company to perform any of the covenants, conditions, provisions or agreements contained herein, or in any other agreement between the Company and Holder pertaining to the Indebtedness evidenced hereby, which failure continues for a period of sixty (60) days after written notice of default has been given to the Company by the Holder; provided, however, that if the nature of the Company's obligation is such that more than sixty (60) days are required for performance, then an Event of Default shall not occur if the Company commences performance within such sixty (60) day period and thereafter diligently prosecutes the same to completion; or

               8.1.4 The entry of an order for relief under Federal Bankruptcy Code as to the Company or entry of any order appointing a receiver or trustee for the Company or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America or any other competent jurisdiction, and if such order, if involuntary, is not satisfied or withdrawn within sixty (60) days after entry thereof; or the filing of a petition by the Company seeking any of the foregoing, or consenting thereto; or the filing of a petition to take advantage of any debtor's act; or making a general assignment for the benefit of creditors; or admitting in writing inability to pay debts as they mature.

     8.2 Acceleration. Upon any Event of Default (in addition to any other rights or remedies provided for under this Debenture), at the option of the Holder, all sums evidenced hereby, including all principal, accrued but unpaid Interest, fees and all other amounts due hereunder, shall become immediately due and payable. If an Event of Default in the payment of principal or Interest should occur and be continuing with respect to the Debenture, the Holder may declare the principal of the Debenture to be immediately due and payable. In the Event of a Default due to a breach of any other covenant or term, Holder may take action to accelerate the Debenture. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or any Subsidiary occurs and is continuing, the principal of and and interest on the Debenture will become and be immediately due and payable without any declaration or other act on the part of the Holder. Under certain circumstances, the Holder may rescind any such acceleration with respect to the Debenture and its consequences.

     8.3 Notice by Company. Upon the happening of any Event of Default specified in this Section that is not cured within the respective periods prescribed above, the Company will give prompt written notice thereof to the Holder of this Debenture.

     8.4 No Waiver. Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, or in the event of continuance of any existing Event of Default after demand or performance thereof.

     8.5 Default Interest. Default Interest will accrue on an unpaid principal or Interest due hereunder at the rate of eighteen percent (18%) per annum upon the occurrence of any Event of Default until the Event of Default is cured.

     9. INVESTMENT INTENT, RESTRICTIONS ON ASSIGNMENT, ASSIGNMENT, TRANSFER OR LOSS OF THE DEBENTURE.

     9.1     (a)     The Holder, by acceptance of this Debenture, represents
that this Debenture and any Shares issuable upon conversion of this Debenture are being and will be acquired for the Holder's own account for investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable securities laws, and that the Holder has no present
intention of distributing or reselling this Debenture or any such Shares.   The
Holder, by acceptance of this Debenture, further represents that it has not offered or sold this Debenture, or any Shares into which this Debenture is convertible, directly or indirectly to any other person, and that the Holder is not acquiring this Debenture or any such Common Stock for the account of any other person. Certificates evidencing Shares issuable upon conversion of this Debenture shall bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

          (b) No Holder of this Debenture may assign, transfer, hypothecate or sell all or any part of this Debenture (or any of the Shares issuable upon conversion of this Debenture) or in any way alienate or encumber the Debenture (or any of the Shares issuable upon conversion of this Debenture) without the express written consent of the Company, the granting or denial of which shall be within the absolute discretion of the Company. Any attempt to effect such transfer without the consent of the Company shall be null and void. The Company has not registered this Debenture (or any of the Shares issuable upon conversion of this Debenture) under the Act or the applicable securities laws of any state in reliance on exemptions from registration. Such exemptions depend upon the investment intent of the Holder at the time he acquires his Debenture or such Shares. Each Holder has acquired his Debenture (and will acquire the Shares issuable upon conversion of this Debenture) for his own account for investment purposes only and not with a view toward distribution or resale of such Debenture or such shares within the meaning of the Act and the applicable securities laws of any state. The Company shall be under no duty to register the Debenture (or any of the Shares issuable upon conversion of this Debenture) or to comply with an exemption in connection with the sale, transfer or other disposition under the applicable laws and regulations of the Act or the applicable securities laws of any state. The Company may require the Holder to provide, at his expense, an opinion of counsel satisfactory to the Company to the effect that any proposed transfer or other assignment of the Debenture (or any of the Shares issuable upon conversion of this Debenture) will not result in a violation of the applicable federal or state securities laws or any other applicable federal or state laws or regulations.

     9.2 All expenses, including reasonable legal fees incurred by the Company in connection with any permitted transfer, assignment or pledge of this Debenture will be paid by the Holder requesting such transfer, assignment or pledge.

     9.3 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Debenture and, in the case of any such loss, theft or destruction of any Debenture, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Debenture held by the original Debenture holder, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Debenture to the Company at its principal office for cancellation, the Company at its expense will execute and deliver, in lieu thereof, a new Debenture of like tenor, dated the date to which interest hereunder shall have been paid on such lost, stolen, destroyed or mutilated Debenture.

     9.4 Subject to Subsections 9.1 and 9.2 above and 9.5 below, the Holder may, at his option, either in person or by duly authorized attorney, surrender this Debenture for registration of transfer at the principal office of the Company and, upon payment of any expenses associated with the transfer, receive in exchange therefor the Debenture, dated as of the date to which interest has been paid on the Debenture so surrendered, each in the principal amount of $10,000 or any multiple thereof, for the same aggregate unpaid principal amount as the Debenture so surrendered and registered as payable to such person or persons as may be designated by the Holder. Every Debenture surrendered for registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the Holder or his attorney duly authorized in writing. Every Debenture, so made and delivered by the Company in exchange for any Debenture surrendered, shall in all other respects be in the same form and have the same terms as the Debenture surrendered. No transfer of any Debenture shall be valid unless made in such manner at the principal office of the Company.

     9.5 The Company may treat the person in whose name this Debenture is registered as the owner and Holder of this Debenture for the purpose of receiving payment of all principal of and all Interest on this Debenture, and for all other purposes whatsoever, whether or not such Debenture shall be overdue and, except for transfers effected in accordance with this subsection, the Company shall not be affected by notice to the contrary.

     10. MODIFICATIONS AND AMENDMENTS. Modifications and amendments to the Debenture may be made by the Company only with the consent of the Holder.

     11. NOTICES. All notices provided for herein shall be validly given if in writing and delivered personally or sent by certified mail, postage prepaid, (in the case of the Company) to the office of the Company or such other address as the Company may from time to time designate in writing sent by certified mail, postage prepaid, or (in the case of the Holder) to the Holder at his address set forth above or such other address as the Holder may from time to time designate in writing to the Company by certified mail, postage prepaid.

     12. USURY. All Interest, fees, charges, goods, things in action or any other sums or things of value, or other contractual obligations (collectively, the "Additional Sums") paid by the Company hereunder, whether pursuant to this Debenture or otherwise, with respect to the Indebtedness evidenced hereby, or any other document or instrument in any way pertaining to the Indebtedness, which, under the laws of the State of Texas may be deemed to be Interest with respect to such loan or Indebtedness, shall, for the purpose of any laws of the State of Texas, which may limit the maximum amount of Interest to be charged with respect to such loan or Indebtedness, be payable by the Company as, and shall be deemed to be, Interest and for such purposes only, the agreed upon and contracted rate of Interest shall be deemed to be increased by the Additional Sums. Notwithstanding any provision of this Debenture to the contrary, the total liability for payments in the nature of Interest under this Debenture shall not exceed the limits imposed by applicable law. The Company shall not assert a claim, and shall actively resist any attempts to compel it to assert a claim, respecting a benefit under any present or future usury laws against any Holder of this Debenture.

     13. BINDING EFFECT. This Debenture shall be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and permitted assigns.

     14. COLLECTION FEES. Except as otherwise provided herein, the Company shall pay all costs of collection, including reasonable attorneys' fees and all costs of suit and preparation for such suit (and whether at trial or appellate level), in the event the unpaid principal amount of this Debenture, or any payment of Interest is not paid when due, or in the event Holder is made party to any litigation because of the existence of the Indebtedness evidenced by this Debenture, or if at any time Holder should incur any attorneys' fees in any proceeding under the Federal Bankruptcy Code (or other similar laws for the protection of debtors generally) in order to collect any Indebtedness hereunder or to preserve, protect or realize upon any security for, or guarantee or surety of, such Indebtedness whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

     15. CONSTRUCTION. THIS DEBENTURE SHALL BE GOVERNED AS TO ITS VALIDITY, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY AND IN ACCORDANCE WITH THE LAWS AND INTERPRETATIONS THEREOF OF THE STATE OF TEXAS. UNLESS THE CONTEXT OTHERWISE REQUIRES, THE USE OF TERMS IN SINGULAR AND MASCULINE FORM SHALL INCLUDE IN ALL INSTANCES SINGULAR AND PLURAL NUMBER AND MASCULINE, FEMININE AND NEUTER GENDER.

     16. SEVERABILITY. In the event any one or more of the provisions contained in this Debenture or any future amendment hereto shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Debenture or such other agreement, and in lieu of each such invalid, illegal or unenforceable provision there shall be added automatically as a part of this Debenture a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

     17.     DEFINITIONS.

     17.1 "Holder" means a Person in whose name a Debenture is registered on the Company's books.

     17.2 "Indebtedness" means, without duplication, with respect to any Person, (a) all obligations of such Person (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a capitalized lease obligation under generally accepted accounting principles as in effect in the United States of America as of the Issue Date, or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under interest rate swap obligations and foreign currency hedges; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that are otherwise its legal liability; (d) Indebtedness (as otherwise defined in this definition) of another Person secured by lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of (1) the full amount of such obligations so secured, and (2) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a board resolution; and (e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c), (d) or this clause (e), whether or not between or among the same parties.

     17.3 "Issue Date" means the date on which the Debenture is first issued.

     17.4 A "Subsidiary" means (i) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, (ii) a partnership in which the Company or a subsidiary of the Company is, at the date of determination, a general or limited partner of such partnership, but only if the Company or its subsidiary is entitled to receive more than fifty percent (50%) of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which the Company, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of directors or other governing body of the Company.

     18. MISCELLANEOUS. Except as otherwise provided herein, the Company waives demand, diligence, presentment for payment and protest, notice of extension, dishonor, maturity and protest. Time is of the essence with respect to the performance of each and every covenant, condition, term and provision hereof.

     IN WITNESS WHEREOF, this Debenture has been issued on the 15th day of February, 2005.

                                      BLUEGATE CORPORATION



                                      By: /s/ Manfred Sternberg
                                          ------------------------------------
                                              Manfred Sternberg
                                              Chief Executive Officer

                              BLUEGATE CORPORATION

                 10% CONVERTIBLE DEBENTURE DUE NOVEMBER 1, 2005

                      NOTICE OF CONVERSION AND SUBSCRIPTION

               (To be completed and signed only upon a conversion
             of the Debenture into Common Stock in whole or in part)

TO:  BLUEGATE  CORPORATION

     The undersigned, the Holder of the attached 10% Convertible Debenture Due November 1, 2005 ("Debenture"), hereby irrevocably elects to exercise the right to convert part or all of the outstanding principal balance and accrued Interest on the Debenture into shares ("Shares") of the Company's common stock, par value $.001 per share, and thereby purchase ______ Shares. The undersigned makes
payment  of  $                for  the  Shares  by  converting and canceling the
              -----------------
indebtedness represented by the Debenture. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:

Address:

Deliver  to:

Address:

     If the foregoing Notice of Conversion and Subscription evidences the conversion of less than the entire principal amount of the Debenture and accrued Interest thereon, please issue a new Debenture, of like tenor, for the remaining principal amount of the Debenture in the name(s), and deliver the same to the address(es), as follows:

Name:

Address:

DATED:  _________________  _____,  2005.


--------------------------------------------------------------------------------
(Name of Holder)

--------------------------------------------------------------------------------
(Signature of Holder or Authorized Signatory)

--------------------------------------------------------------------------------
(Social Security or Taxpayer Identification Number of Holder)